                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              G & L REALTY CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

                                G&L REALTY CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 28, 1997


     The Annual Meeting of Stockholders of G&L Realty Corp. (the "Company") will be held at the Beverly Hilton Hotel, 9876 Wilshire Boulevard, Beverly Hills, California on Wednesday, May 28, 1997 at 9:00 a.m. Los Angeles time, for the purposes of:

          (1) electing seven directors to serve until the 1998 annual meeting of stockholders and until their successors are elected and have qualified;

          (2) considering and acting upon a proposal to approve the issuance to one or more directors of the Company, or entities in which they have a substantial interest, of partnership interests in G&L Realty Partnership, L.P. that are convertible into up to 5% of the outstanding shares of Common Stock of the Company as consideration for acquisitions of property by the Company from such persons or entities in transactions approved as fair to the Company by a committee of independent directors and in which each such partnership interest is valued at a premium of $0.25 over the market value of a share of Common Stock;

          (3) considering and acting upon a proposal to amend and restate the Company's 1993 Stock Incentive Plan, and

          (4) transacting such other business as may properly come before the meeting.

     Only stockholders whose names appear of record on the books of the Company at the close of business on March 24, 1997 are entitled to notice of, and to vote at, such Annual Meeting or any adjournment or adjournments thereof.

     You are cordially invited to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.


                                    By Order of the Board of Directors

                                    /s/Quentin Thompson

                                    Quentin Thompson
                                    Secretary, Treasurer
                                    and Chief Accounting Officer

Beverly Hills, California

May 6, 1997

                                G&L REALTY CORP.


                           --------------------------



                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 28, 1997



     This proxy statement is furnished to the stockholders of G&L Realty Corp., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Beverly Hilton Hotel, 9876 Wilshire Boulevard, Beverly Hills, California at 9:00 a.m., Los Angeles time, on May 28, 1997, and at any and all adjournments or postponements thereof. The principal executive offices of the Company are located at 439 North Bedford Drive, Beverly Hills, California 90210. The approximate date on which this proxy statement and form of proxy solicited on behalf of the Board of Directors will first be sent to the Company's stockholders is May 6, 1997.

     The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors and officers of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone or telegraph. The Company will request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company has retained the services of Chase Mellon Shareholder Services to assist in the solicitation of proxies from brokerage houses, banks, and other custodians or nominees holding stock in their names for others.

     On March 24, 1997, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, the Company had 4,062,500 shares of common stock, par value $.01 per share (the "Common Stock"), outstanding. Each such share of Common Stock is entitled to one vote on all matters properly brought before the meeting. The vote of a plurality of the shares cast in person or by proxy is required to elect a nominee for director. With respect to the election of each director at the Annual Meeting, each holder of Common Stock is entitled to vote the number of shares owned by such stockholder. The nominee who receives the greatest number of votes shall be elected. Stockholders are not permitted to cumulate their shares of Common Stock for the purpose of electing directors or otherwise. The vote of a majority of shares present in person or by proxy and entitled to vote is required to approve Proposals Two and Three as set forth below.

     Presence at the Annual Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions or broker non-votes are counted for purposes of determining the presence of a quorum for transaction of business. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Broker non-votes are shares which are represented at the Annual Meeting which a broker or nominee has indicated it does not have discretionary authority to vote on with respect to a particular matter. A broker non-vote will generally have the effect of a negative vote.

     Daniel M. Gottlieb, Steven D. Lebowitz and Quentin Thompson, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Messrs. Gottlieb and Lebowitz are each directors of the Company.

     UNLESS CONTRARY INSTRUCTIONS ARE INDICATED ON THE PROXY, ALL SHARES OF COMMON STOCK REPRESENTED BY VALID PROXIES RECEIVED PURSUANT TO THIS SOLICITATION (AND NOT REVOKED BEFORE THEY ARE VOTED) WILL BE VOTED AT THE ANNUAL MEETING FOR THE NOMINEES NAMED BELOW FOR ELECTION AS DIRECTORS AND FOR THE PROPOSALS DESCRIBED HEREIN. With respect to any other business which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. Under the Company's Bylaws, stockholder proposals may be made at the Annual Meeting only pursuant to a timely notice delivered or mailed to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the Company's principal executive offices not less than 60 nor more than 90 days prior to the first anniversary of the previous year's annual meeting, or, for this annual meeting, not less than 60 days nor more than 90 days prior to May 7, 1997. A stockholder may revoke his or her proxy at any time before exercise by delivering to the Secretary of the Company a written notice of such revocation, by filing with the Secretary of the Company a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS


     The Board of Directors of the Company is currently comprised of seven members. All directors are elected each year at the annual meeting of stockholders.

     In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the nominees designated below, each of whom is currently a director of the Company, to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable for election, the shares of Common Stock represented by the enclosed proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holders of such proxies.

     Under the Company's Bylaws, nominations of persons for election to the Board, other than those made by or at the direction of the Board, may be made at the Annual Meeting only pursuant to a timely notice delivered or mailed to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the Company's principal executive offices not less than 60 nor more than 90 days prior to the first anniversary of the previous year's annual meeting, or, for this annual meeting, not less than 60 days nor more than 90 days prior to May 7, 1997.

     The following table sets forth the name and age of each nominee for director, the year he was first elected as a director and his position held with the Company.

                                                                               Director
        Name                    Age               Position                      Since
        ----                    ---               --------                     --------
Daniel M. Gottlieb               56        Chief Executive Officer,              1993
                                            Co-Chairman of the Board and
                                             Director

Steven D. Lebowitz               56        President, Co-Chairman of the         1993
                                             Board and Director
Richard L. Lesher                63        Director                              1993
Leslie D. Michelson              46        Director                              1995
Reese L. Milner                  48        Director                              1993
Charles P. Reilly                54        Director                              1993
S. Craig Tompkins                46        Director                              1993

     The following is a biographical summary of the experience of the directors of the Company.


     MR. GOTTLIEB is the Chief Executive Officer and Co-Chairman of the Board of the Company and has been such since the Company commenced operations. Mr. Gottlieb co-founded G&L Development in 1976 and has been a general partner of G&L Development and active in commercial real estate management and development since that time. Mr. Gottlieb received his B.A. with honors from the University of Southern California and earned a J.D. from Boalt Hall School of Law at the University of California at Berkeley. Prior to forming G&L Development, Mr. Gottlieb first served as a Los Angeles County Deputy District Attorney for Beverly Hills and later entered private practice specializing in real estate law and business management. Mr. Gottlieb has also served on the Board of Directors of the United States Chamber of Commerce, Washington, D.C. since February 1996.

     MR. LEBOWITZ is the President and Co-Chairman of the Board of the Company and has been such since the Company commenced operations. Mr. Lebowitz is the co-founder and a general partner of G&L Development and has been active in the development, management and ownership of a wide range of real estate properties since 1968. Mr. Lebowitz received a B.S. in Accounting from the University of Southern California, where he also received his MBA with highest honors in 1965. From 1962 to 1964, Mr. Lebowitz worked for Deloitte & Touche and was licensed as a Certified Public Accountant in 1964. From 1965 to 1968, Mr. Lebowitz worked with the U.S. Department of Commerce and the Brookings Institution in Washington D.C. Mr. Lebowitz served on the board of directors of the United States Chamber of Commerce, Washington, D.C. from 1989 to 1994.

     DR. LESHER has served as a director of the Company since the Company commenced operations. Dr. Lesher has been the President and a member of the Board of Directors of the United States Chamber of Commerce, Washington D.C. since 1975. He serves on numerous committees of the Board, including the Executive and Budget committees. In addition, Dr. Lesher is a member of the Board of Directors of World Heart Corporation (Ottawa, Canada), an artificial heart research and development company and AIT Corporation, a high-tech company. Dr. Lesher received a B.B.A. from the University of Pittsburgh in 1958, an M.S. from Pennsylvania State University in 1960 and a D.B.A. from Indiana University in 1963.

     MR. MICHELSON has served as a director of the Company since November, 1995. Mr. Michelson is a co-founder and the Chairman and Co-Chief Executive Officer of Value Health Sciences, Inc., a vendor of sophisticated clinical software programs and consulting services for the managed care industry. Value Health Sciences, Inc. is a member of the Value Health family of companies, which serve over 64 million people and hundreds of clients in virtually every state, including 58 of the nation's 250 largest corporations. Value Health Sciences, Inc. is traded on the New York Stock Exchange. Prior to forming Value Health Sciences, Inc. in 1988, Mr. Michelson served as Special Assistant to the General Counsel of the United States Department of Health and Human Services. He subsequently spent eight years with a private investment firm creating, acquiring and building entrepreneurial companies primarily in the health care arena. Mr. Michelson holds a law degree from Yale Law School and a bachelor's degree from The Johns Hopkins University.

     MR. MILNER has served as a director of the Company since the Company commenced operations. Mr. Milner is a private real estate developer and investor. Mr. Milner received a B.A. from the University of California at Berkeley and a joint JD/MBA from Stanford University. Mr. Milner practiced law from 1975 through 1979 before entering the real estate industry in 1980.

     MR. REILLY has served as a director of the Company since the Company commenced operations. Mr. Reilly is the managing general partner of Shamrock Investments, an investment and merchant banking firm that specializes in the health care industry. Prior to forming Shamrock Investments in 1987, Mr. Reilly served as Senior Executive Vice President and Chief Development Officer for American Medical International. In this position, Mr. Reilly was responsible for growth through the acquisition and development of new health care facilities and related business in the United States and abroad. Mr. Reilly was a member of American Medical International's Board of Directors and served on its Finance, Management and Executive Committees. Mr. Reilly is currently the Chairman of the Board of PHP Healthcare Corporation ("PHP"), an owner/operator of primary care clinics for sponsored beneficiary populations. He also serves as Chairman of the Board of Dynamic Health, Inc., an owner/operator of Acute Care Hospitals; and former Chairman of the Board of Paragon Ambulatory Surgery Centers, Inc., an owner/operator of Freestanding Ambulatory Surgery Centers. Mr. Reilly holds a law degree from the University of Pennsylvania and a bachelor's degree in accounting and finance from Pennsylvania State University. He has served as a director, trustee, or governing council member of the Federation of American Healthcare Systems, the National Committee for Quality Health Care and the American Hospital Association and is a past President of the Beverly Hills Chamber of Commerce.

     MR. TOMPKINS has served as a director of the Company since the Company commenced operations. Mr. Tompkins is the President and a Director of The Craig Corporation, a New York Stock Exchange company engaged in the ownership and strategic management of its controlling interests in other operating companies, including a 77.4% voting interest in Reading Entertainment, Inc. Reading Entertainment, whose shares are quoted on the NASDAQ/NMS, is principally in the beyond-the-home entertainment business, primarily through its Cine Vista Conventional multi-plex cinema chain in Puerto Rico, its 83.3% ownership interest in the Angelika Film Center in the Soho district of New York City and its developmental Reading Cinema operations in Australia. Reading also owns a 26% interest in Citadel Holding Corporation, an American Stock Exchange company, whose assets consist primarily of office buildings in California and Arizona. Mr. Tompkins also serves on the Boards of Reading Entertainment (where he is Vice-Chairman) and Citadel Holding Corporation (where he is also Vice-Chairman). Mr. Tompkins has served, since the third quarter of 1994, as the Secretary, Treasurer and Principal Accounting Officer of Citadel Holding Corporation. Beginning in 1984 and prior to joining Craig and Reading in March 1993, Mr. Tompkins was a partner specializing in corporate and real estate law in the law firm of Gibson, Dunn & Crutcher. Mr. Tompkins holds a bachelor's degree from Claremont McKenna College and a J.D. from Harvard Law School.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Executive Committee of the Board of Directors consists of Messrs. Gottlieb, Lebowitz, Milner, Reilly and Tompkins. The Audit Committee consists of Messrs. Michelson, Milner and Tompkins. The Compensation Committee consists of Messrs. Michelson, Lesher and Reilly. The Company does not have a nominating committee.

     The Executive Committee held six meetings in 1996. The primary function of the Executive Committee is to authorize the acquisition and disposition of real property and to authorize the execution of certain contracts and agreements.

     The Audit Committee held three meetings in 1996. The function of the Audit Committee is to make recommendations concerning the engagement of independent public accountants, review with the independent public accountants the plans and results of the audit engagement, approve professional services provided by the independent public accountants, review the independence of the independent public accountants, consider the range of audit and non-audit fees and review the adequacy of the Company's internal accounting controls.

     The Compensation Committee held two meetings in 1996. The Compensation Committee determines officers' salaries and bonuses and administers the Company's 1993 Stock Incentive Plan.

BOARD AND COMMITTEE ATTENDANCE AND COMPENSATION

     In 1996 the Board of Directors held four regular meetings and two special meetings. All directors attended more than 75% of the aggregate of board and committee meetings (for committees on which each served) held in 1996. The Company pays an annual fee of $12,000 plus a fee of $1,000 for attending regular meetings and $500 for committee meetings to its directors who are not employees of the Company. Employees of the Company who are also directors are not paid any director fees. In addition, pursuant to the 1993 Stock Incentive Plan, each nonemployee director is automatically granted an option to purchase 500 shares of Common Stock each year on the first business day after the date of the annual meeting of stockholders of the Company and each person who becomes a nonemployee director is granted an option to purchase 3,000 shares of Common Stock upon joining the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 21, 1997 regarding the beneficial ownership of Common Stock and units of partnership interest ("Units") in G&L Realty Partnership, L.P. (the "Operating Partnership") by (i) each person or company known by the Company to be the beneficial owner of more than 5% of the Company's outstanding shares, (ii) each director of the Company,
(iii) each officer of the Company and (iv) the directors and officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person except as set forth in the notes below. Only shares of Common Stock (and not Units) are entitled to vote at the Annual Meeting.


                                  Number of      Percentage of                       Percentage
                                  Shares of        Shares of                        Interest In       Percentage
       Name and address             Common         Common Stock      Number of       Operating       Ownership in
     of Beneficial Owner           Stock(1)       Outstanding(2)      Units(3)      Partnership(4)     Company(5)
     -------------------          ---------      --------------      ---------      -------------    ------------
Daniel M. Gottlieb(6).........     344,332             8.4%           262,748(7)            5.8%          13.0%
 439 N. Bedford Drive
 Beverly Hills, CA 90210

Gary Grabel...................       7,600(8)            *                 --                --              *
 439 N. Bedford Drive
 Beverly Hills, CA 90210

Mark H. Hamermesh.............       7,636               *                 --                --              *
 439 N. Bedford Drive
 Beverly Hills, CA 90210

Steven D. Lebowitz(6).........     266,668             6.5            175,166(9)            3.8            9.6
 439 N. Bedford Drive
 Beverly Hills, CA 90210

Richard Lesher................       5,000(10)           *                 --                 *              *
 1615 H Street, N.W.
 Washington, DC 20062

Leslie D. Michelson...........       3,500               *                 --                 *              *
 2400 Broadway, Suite 100
 Santa Monica, CA 90404

Reese L. Milner...............       4,000               *             47,486(11)           1.0            1.1
 439 N. Bedford Drive
 Beverly Hills, CA 90210

John H. Rauch.................       5,000               *                 --                --              *
 439 N. Bedford Drive
 Beverly Hills, CA 90210

Charles P. Reilly.............       4,000               *                 --                --              *
 2049 Century Park East
 Suite 3330
 Los Angeles, CA 90067

Quentin Thompson..............      16,333(12)           *                 --                --              *
 439 N. Bedford Drive
 Beverly Hills, CA 90210

S. Craig Tompkins.............       7,000(13)            *                 --                --              *
 550 South Hope Street
 Suite 1825
 Los Angeles, CA 90071

Mitcheal C. Word..............          --              --                 --                --             --
 439 N. Bedford Drive
 Beverly Hills, CA 90210

Directors and Officers........     671,069            16.1%           485,400              10.6%          24.8%
 as a group (12 persons)
---------

*   Less than 1%

(1) The number of shares beneficially owned includes shares that the following individuals have the right to acquire within 60 days of April 21, 1997 upon exercise of stock options, but not shares that such individuals have the right to acquire upon exchange of Units, in the following amounts: (a) 33,500 shares as to each of Messrs. Gottlieb and Lebowitz, (b) 6,666 shares as to Mr. Hamermesh, (c) 5,333 shares as to Mr. Thompson (d) 5,000 shares as to each of Messrs. Grabel and Rauch, (e) 4,000 shares as to each of Messrs. Lesher, Milner, Reilly and Tompkins and (f) 3,500 shares as to Mr. Michelson.
(2) For the purposes of determining the percentage of outstanding Common Stock held by each person or group set forth in the table, the number of shares is divided by the sum of the number of outstanding shares of Common Stock as of April 21, 1997 plus the number of shares of Common Stock subject to options exercisable currently or within 60 days of April 21, 1997 by such person or group, in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The ownership percentages do not consider Units which are exchangeable for shares of Common Stock currently or within 60 days of April 21, 1997.
(3) Units in the Operating Partnership (other than those held by the Company) are exchangeable at the option of the holder for shares of Common Stock or cash, at the election of the Company, at the date one year from the date of issuance. All Units are currently exchangeable except 23,529 Units and 15,686 Units beneficially owned by Messrs. Gottlieb and Lebowitz, respectively, which are exchangeable beginning June 28, 1997. The initial exchange ratio is one Unit for one share of Common Stock.
(4) Based on the total number of Units outstanding, including those held by the Company.

(5) Assuming all Units, other than those held by the Company, are exchanged for shares of Common Stock at the initial exchange ratio of one Unit for one share of Common Stock, and assuming all options exercisable currently or within 60 days of April 21, 1997 by such person or group are exercised for shares of Common Stock.
(6) Messrs. Gottlieb and Lebowitz have pledged 239,219 and 159,480 of their Units, respectively, and 110,000 and 105,000 shares of Common Stock, respectively, to Mr. Milner, members of the Milner family and related entities to secure certain indebtedness. In addition Messrs. Gottlieb and Lebowitz have pledged 23,529 and 15,686 of their Units, respectively, and 200,832 and 128,168 shares of Common Stock, respectively, to a financial institution to secure certain indebtedness.

(7) Includes 23,529 Units owned by 445 Bedford, LLC, a California limited liability company ("445 LLC") of which Mr. Gottlieb is a member, attributable to Mr. Gottlieb in proportion to his interest in 445 LLC.

(8) Includes 1,000 shares held by MMG, Incorporated, of which Mr. Grabel is a principal shareholder, director and officer, plus an additional 100 shares held in a custodial account for the benefit of Mr. Grabel's son, of which Mr. Grabel is the Custodian.
(9) Includes 15,686 Units owned by 445 LLC, of which Mr. Lebowitz is a member, attributable to Mr. Lebowitz in proportion to his interest in 445 LLC.
(10) Includes 1,000 shares held in an individual retirement account for the benefit of Dr. Lesher's spouse.

(11) Includes 13,128 Units held by Milner Investment Corporation, which is controlled by Mr. Milner. Does not include 13,128 Units held by Mr. Milner's sister, as to which Mr. Milner disclaims beneficial ownership.

(12) Includes 1,000 shares held in an individual retirement account for the benefit of Mr. Thompson's spouse.
(13) Includes 500 shares held by a trust for the benefit of Mr. Tompkins' daughter, of which Mr. Tompkins is the Trustee.

                               EXECUTIVE OFFICERS

     The following table sets forth the names, ages and positions of each of the Company's executive officers. Subject to rights pursuant to any employment agreements, officers of the Company serve at the pleasure of the Board of Directors.


                                                                               Officer
            Name                Age               Position                      Since
            ----                ---               --------                     -------
Daniel M. Gottlieb               56       Chief Executive Officer and            1993
                                          Co-Chairman of the Board

Steven D. Lebowitz               56       President and Co-Chairman of           1993
                                          the Board

Gary Grabel                      47       Senior Vice President                  1996

Mark H. Hamermesh                40       Senior Vice President                  1996

John H. Rauch                    66       Senior Vice President, Operations      1996

Quentin Thompson                 40       Secretary, Treasurer and Chief         1996
                                          Accounting Officer

Mitcheal C. Word                 36       Vice President                         1996

     The following is a biographical summary of the experience of the executive officers (other than those officers who are also directors) of the Company.



     MR. GRABEL has been a Senior Vice President of the Company since 1996. Mr. Grabel, who has over 20 years of experience in commercial and medical real estate, is responsible for financing activities for healthcare facilities and medical office buildings in the Company's portfolio. From 1994 to 1996 he was principal of Grabel Financial, a Beverly Hills-based Company that arranged debt and equity funding for real estate developments, and from 1987 to 1994 he was a principal in Grabel Zimbler, Inc., a mortgage banking firm, where he arranged over $600 million in debt and equity for commercial and residential real estate projects. Mr. Grabel received his law degree from Albany Law School in 1975 and graduated Summa Cum Laude from Lehigh University in 1972 with a bachelor's degree in accounting and finance.

     MR. HAMERMESH has been a Senior Vice President of the Company since 1996. Mr. Hamermesh additionally serves as Chief Executive Officer of GLN Capital Co., LLC, in which the Company holds a minority interest. Mr. Hamermesh is responsible for the Company's senior care loan origination and for arranging credit enhancement for the Company's mortgage loans. From 1991 to 1996, he served as executive vice president of American Capital Resource, a commercial lender specializing in FHA insured financing for health care and multifamily properties, where he managed the firm's nationwide loan origination network. From 1986 to 1991, he was co-founder and president of The Real Estate Advisors, a national mortgage and real estate brokerage firm. Mr. Hamermesh received his master's degree in business administration with distinction from Harvard Business School in 1982 and his bachelor's degree in political science from the University of California, Los Angeles, graduating Magna Cum Laude in 1978.

     Mr. Rauch has been Senior Vice President, Operations, for the Company since 1996. Mr. Rauch is responsible for the asset management of all of the Company's medical office buildings. From 1975 to 1996 he was founder and President of Camden Consultants, Inc., an economic consulting firm providing clients with real estate and corporate planning information. Rauch received his law degree from the University of Southern California with honors in 1961 and his bachelor's degree in economics from the University of California, Los Angeles in 1954.

     Mr. Thompson has been controller of the Company since 1995 and Secretary, Treasurer and Chief Accounting Officer of the Company since 1996. Mr. Thompson has been actively engaged in the real estate industry since 1979. He has been Vice President-Controller (1983-1989) and Chief Financial Officer (1990-1995) of Sovereign/Ring Management, which prior to its acquisition was a fee only management company with a $1 billion portfolio of properties under management. He also served as Chairman for the Real Estate Committee for the Los Angeles Chapter of the California Society of CPAs from 1989 to 1993. He graduated from the University of California, Santa Barbara, Magna Cum laude in 1979 with a bachelor of arts degree in business economics and is a registered Certified Public Accountant.

     Mr. Word has been a Vice President of the Company since 1996. Mr. Word is responsible for loan origination, underwriting, asset management and HUD processing for the Company's Senior Care Division. From 1990 to 1996 he served as an independent consultant in the processing and closing of HUD insured health care financing nationwide. He worked in the San Diego offices of Deloitte & Touche LLP from 1984 to 1987 and was registered as a Certified Public Accountant in 1987. Mr. Word graduated Cum Laude from San Diego State University in 1984 with a bachelor's degree in accounting.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information with respect to the chief executive officer of the Company and each of the executive officers of the Company whose cash compensation exceeded $100,000 during the fiscal year ended December 31, 1996 (collectively, the "Named Officers"). The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during such period.


                                                                                               Long Term
                                                                                             Compensation
                                                                                                Awards
                                                            Annual Compensation               Securities
                                  Fiscal Year      ---------------------------------------    Underlying
                                     Ended                     Other Annual                    Options/
Name and Principal Position(1)    December 31       Salary($)     Bonus($)  Compensation($)     SARS(#)
-----------------------------     -----------      ---------------------------------------    -----------
Daniel M. Gottlieb...............     1996           $181,125     $15,000     $275,000(2)            ---
 Chief Executive Officer,             1995            157,500      63,000          ---           100,500(3)
 Co-Chairman of the Board             1994            150,000         ---          ---               ---
 and Director

Steven D. Lebowitz...............     1996            181,125      15,000      225,000(2)            ---
 President, Co-Chairman               1995            157,500      63,000          ---           100,500(3)
 of the Board and Director            1994            150,000         ---          ---               ---

----------------------

(1) The Named Officers do not include Messrs. Grabel, Hamermesh and Rauch, none of whom received cash compensation of more than $100,000 in 1996. Mr. Grabel joined the Company in May 1996, Mr. Hamermesh joined the Company in June 1996 and Mr. Rauch joined the Company in July 1996. Had Messrs. Grabel, Hamermesh and Rauch been with the Company for the entire year then it is likely that each would have received cash compensation of more than $100,000 based on their respective annual compensation rates ($100,000 for Mr. Grabel, $120,000 for Mr. Hamermesh and $95,000 for Mr. Rauch) and on bonuses actually paid to them ($15,000 for Mr. Grabel, $15,000 for Mr. Hamermesh and $5,000 for Mr. Rauch).

(2) Such amounts were paid to Messrs. Gottlieb and Lebowitz partially to defray tax liabilities imposed on them as a result of the transfer by the Company of the property at 436 North Bedford Drive, Beverly Hills, California (which was contributed by Messrs. Gottlieb and Lebowitz to the Company in exchange for Units in 1993) to the lender in satisfaction of the loan on the property. See "Certain Transactions."

(3)  Issued pursuant to the Company's 1993 Stock Incentive Plan.

AGGREGATED OPTION/EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTIONS/VALUES

     The following table sets forth information with respect to unexercised options held by the Named Officers as of the end of the fiscal year ended December 31, 1996. All options were granted pursuant to the Company's 1993 Stock Incentive Plan. No options were granted to or exercised by the Named Officers during such fiscal year.


                                        Number of Securities                 Value of Unexercised
                                       Underlying Unexercised                    In-The-Money
                                             Options at                           Options at
                                          Fiscal Year End                     Fiscal Year End(1)
                                 ----------------------------------   ----------------------------------
Name and Principal Position       Exercisable       Unexercisable      Exercisable        Unexercisable
                                 -------------     ----------------   -------------      ---------------
Daniel M. Gottlieb............        33,500           67,000(2)           $247,063          $494,125

Steven D. Lebowitz............        33,500           67,000(2)           $247,063          $494,125

(1) Each option has an exercise price of $9.625. The closing price of the Common Stock on the New York Stock Exchange on December 31, 1996 was $17.


(2) The unexercisable options vest in increments of 33,500 on December 18, 1997 and 1998 respectively.

EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

     In December 1993, each of Daniel M. Gottlieb and Steven D. Lebowitz entered into separate but identical employment agreements with the Company and the Operating Partnership for a term of three years. The agreements provide for automatic renewal for succeeding terms of one year unless the Company or Messrs. Gottlieb or Lebowitz gives notice at least three months prior to expiration of any term. The agreements each provide for annual base compensation of $150,000 with an annual increase of 5%, with the first such increase having occurred on January 1, 1995. The Compensation Committee of the Board of Directors may review the annual base compensation every twelve months in light of various factors, and following each such review, the annual base compensation may be increased. Based on the 1996 annual review of the Compensation Committee of the Board of Directors each of Messrs. Gottlieb and Lebowitz were granted a base salary increase of 27% effective January 1, 1997. In addition, each of Messrs. Gottlieb and Lebowitz shall be entitled to receive an annual bonus equal to 20% of base salary based on a 5% increase in funds from operations ("FFO") per share above the prior year's amount and an additional 8% of base salary for each additional one percentage point increase in FFO per share above the prior year's amount, up to a maximum of 100% of annual base compensation.

Furthermore, each agreement provides that Messrs. Gottlieb and Lebowitz are entitled: (i) to participate in all medical, dental, life insurance, retirement, profit sharing, stock incentive, disability and bonus plans of the Company which may be made available to executives of the Company (only medical plans presently exist) and (ii) to receive severance payments, under certain circumstances, equal to two times their then-current annual compensation. The agreements require Messrs. Gottlieb and Lebowitz to devote substantially all of their working time and best efforts to performance of their duties for the Company and, during the term of their employment, prohibits them, with certain exceptions, from directly or indirectly owning or operating or otherwise investing or participating in any other business that is in competition with the business of the Company without the prior approval of a majority of the independent members of the Board of Directors of the Company. At its December 18, 1995 meeting, the Compensation Committee voted to supplement the bonus program contained in the employment agreements between the Company and Messrs. Gottlieb and Lebowitz. The supplemental program provides for annual incentive bonuses of up to 50% of base salary based upon the accomplishment of specific performance objectives as outlined in the Company's annual business plan and approved by the Compensation Committee. Under this supplemental incentive compensation program, the annual bonus available to Messrs. Gottlieb and Lebowitz is equal to the greater of (x) the annual bonus as determined by the percentage point increase in the Company's FFO, or (y) the incentive compensation associated with specific objectives outlined in the Company's business plan.

     In June 1996, the Company entered into an employment agreement with Mr. Hamermesh that provides for annual base compensation of $120,000 and bonuses in the discretion of the Compensation Committee. The agreement does not provide for a term of employment but provides that in the event the Company terminates Mr. Hamermesh's employment prior to June 17, 1997 he will be paid the difference between $150,000 and the amount of salary and bonus paid as of the date of termination. Pursuant to the terms of the agreement, the Company granted Mr. Hamermesh options to purchase 20,000 shares of Common Stock on June 18, 1996 pursuant to the 1993 Stock Incentive Plan, which options have an exercise price of $13.75 per share and vest in three equal installments on each anniversary following the date of grant; provided, however, that all such options vest immediately upon a change in control of the Company.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee is chartered to establish the general compensation policy of the Company, to review and approve compensation of the executive officers of the Company and to administer all of the Company's employee benefit plans. The Compensation Committee reviews the overall compensation program of the Company to assure that it (i) is reasonable and consistent with competitive practices, (ii) adequately recognizes performance, and (iii) meets overall company compensation and business objectives.

COMPENSATION PHILOSOPHY

     The primary focus of the Company's compensation program is to create value for stockholders. The Committee attempts to promote desired financial and operational results by attracting, motivating and assisting in the retention of key employees with outstanding ability. In addition, the compensation program is designed to promote teamwork, initiative and resourcefulness on the part of key employees whose performance and responsibilities directly affect Company profits. In this regard, the compensation program is designed to balance short and long-term incentive compensation to achieve desired results and above all to pay for performance.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of compensation over $1 million to certain executive officers unless, in general, the compensation is paid pursuant to a plan which is performance related, non-discretionary and has been approved by the Company's stockholders. The Company did not pay any compensation in 1996 that would be subject to Section 162(m). The Compensation Committee intends to establish policies regarding qualification of compensation under Section 162(m) of the Code to the extent it considers such policies appropriate.

COMPENSATION MIX

     The Company's executive compensation is based on three components designed in each case to accomplish the Company's compensation philosophy.

     Base Salary. Pursuant to three-year employment agreements effective December 16, 1993, each of Messrs. Daniel M. Gottlieb, the Company's Chief Executive Officer, and Steven D. Lebowitz, the Company's President, received base compensation of $181,125 during 1996. The terms of these employment agreements were determined when the terms of the initial public offering were negotiated in December 1993, and not by the Compensation Committee. Salaries for executives are reviewed by the Compensation Committee on an annual basis and may be increased based upon an assessment of the individual's contribution to the asset and financial growth of the Company as well as competitive pay levels. Based on the 1996 annual review of the Compensation Committee of the Board of Directors each of Messrs. Gottlieb and Lebowitz were granted a base salary increase of 27% effective January 1, 1997 in partial recognition of their reduced incentive compensation amounts (see bonus section below).

     Bonus. In December of 1995, the Compensation Committee adopted a resolution to supplement the existing compensation administration model. The Committee added an annual incentive program based upon the accomplishment of specific predetermined performance objectives which are linked to the Company's business plan and approved annually by the Compensation Committee. Under the supplemental program, incentive compensation is associated with specific performance objectives. In addition, pursuant to their employment agreements each of Messrs. Gottlieb and Lebowitz are entitled to receive an annual bonus equal to 20% of their base salary based on a 5% increase in funds from operations per share above the prior year's amount and an additional 8% of base salary for each additional 1% increase in funds from operations per share up to a maximum of 100% of annual base compensation. In conjunction with the supplemental program, the annual bonus available to Messrs. Gottlieb and Lebowitz is equal to the greater of (x) the annual bonus as determined by the percentage point increase in the Company's funds from operations as contained in their employment agreements, or (y) the incentive compensation associated with specific objectives outlined in the Company's business plan. The 1996 performance objectives were substantially accomplished by Messrs. Gottlieb and Lebowitz; however, the two executives chose to forego a major portion of the incentive compensation the Compensation Committee might have awarded in consideration of the long term growth objectives of the Company. Each of Messrs. Gottlieb and Lebowitz were granted a 1996 annual bonus of $15,000 representing 8.3% of their 1996 base salaries.

     Stock Options. The Compensation Committee may grant stock options and restricted stock to executives and other key employees of the Company pursuant to the 1993 Stock Incentive Plan. In 1996, 40,000, 30,000, 12,000, 15,000 and
10,000 options were granted to Messrs. Hamermesh, Grabel, Rauch, Thompson and Word, respectively. In determining the grants of stock options and restricted stock the Compensation Committee will take into account, among other things, the respective scope of responsibility and the anticipated performance requirements and contributions to the Company of each proposed award recipient as well as the amount of prior grants. Stock options are designed to align the interest of executives with those of the stockholders. The Committee is currently contemplating various methods to provide additional incentives to management and employees of the Company, including granting additional stock options. The Compensation Committee believes that significant equity interests in the Company held by the Company's management serve to retain and motivate management.

SPECIAL COMPENSATION TO CHIEF EXECUTIVE OFFICER AND PRESIDENT IN 1996

     In 1996 the Compensation Committee approved the payment to Messrs. Gottlieb and Lebowitz of $275,000 and $225,000, respectively, to partially defray tax liabilities imposed on them as a result of the transfer by the Company of 436 North Bedford Drive, Beverly Hills, California (which was contributed by Messrs. Gottlieb and Lebowitz to the Company in exchange for Units in 1993) to the lender in satisfaction of the loan on the property.

     The transfer of the property back to the lender caused Messrs. Gottlieb and Lebowitz to realize a capital gain of approximately $5 million (allocated 60% to Mr. Gottlieb and 40% to Mr. Lebowitz), equal to the difference between (x) the amount of the outstanding loan at the time of transfer and (y) Messrs. Gottlieb's and Lebowitz's basis in the property. The transfer significantly reduced the Company's overall indebtedness, and the Company subsequently negotiated the purchase of 436 North Bedford Drive for an amount that was approximately $10.4 million less than the debt that previously was secured by that property. In contrast, other than the indirect benefit resulting from their stock ownership in the Company, Messrs. Gottlieb and Lebowitz received no benefit. The taxable gain allocated to the two executive officers represented an allocation of tax consequences with no corresponding cash or other financial benefit. For the 1996 calendar year, Messrs. Gottlieb and Lebowitz were faced with an immediate and severe tax burden in excess of their combined 1996 gross salaries and bonuses.

     The Compensation Committee, in awarding such amounts to Messrs. Gottlieb and Lebowitz, noted that, in order for the Company to achieve its business objectives in transferring such property, it was necessary for Messrs. Gottlieb and Lebowitz to realize such negative tax consequences.

                                    Richard L. Lesher
                                    Leslie D. Michelson
                                    Charles P. Reilly

                            STOCK PERFORMANCE GRAPH

     The graph below compares cumulative total return of the Company, the S&P 500 Index and the Equity REIT Total Return Index of the National Association of Real Estate Investment Trusts ("NAREIT") from December 9, 1993, the first day of trading of the Common Stock on the New York Stock Exchange, to December 31, 1996. The S&P 500 Index and the NAREIT Equity REIT Total Return Index for the month of December 1993 have been prorated to arrive at the beginning index used in this graph. The comparison assumes $100 was invested on December 9, 1993 in the Company's Common Stock and each of the foregoing indices and assumes reinvestment of dividends before consideration of income taxes.

                          12/9/93    12/31/93    12/31/94    12/31/95    12/31/96
                         --------   ---------   ---------   ---------   ---------
G&L REALTY CORP.         $ 100.00   $   92.49   $   71.23   $   56.88   $  100.66
S&P 500                    100.00      100.02      101.33      139.22      171.19
NAREIT EQUITY REIT         100.00       99.87      103.03      118.92      160.85
 TOTAL RETURN INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]


COMPARISON OF TOTAL RETURN AMOUNT
G&L REALTY CORP., THE S&P 500 INDEX AND
THE NAREIT EQUITY REIT TOTAL RETURN INDEX

     The stock performance depicted in the above graph is not necessarily indicative of future performance. The Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates them by reference into a filing under the Securities Act or Exchange Act.

                                  PROPOSAL TWO

                           APPROVAL OF UNIT ISSUANCE

     THE FOLLOWING PROPOSAL ADDRESSES THE ABILITY OF THE COMPANY TO USE UNITS IN THE OPERATING PARTNERSHIP AS PAYMENT FOR THE PURCHASE PRICE OF FUTURE PROPERTIES ACQUIRED BY THE COMPANY FROM DIRECTORS OF THE COMPANY. THE ABILITY TO DO SO SIGNIFICANTLY BENEFITS THE COMPANY, IN PARTICULAR PROVIDING AN ADDITIONAL SOURCE OF EQUITY TO FINANCE THE COMPANY'S GROWTH. APPROVAL OF THE PROPOSAL AT THE ANNUAL MEETING WOULD PERMIT THE COMPANY TO ISSUE TO DIRECTORS OF THE COMPANY, WITHOUT ANY FURTHER STOCKHOLDER APPROVAL, UNITS IN CONNECTION WITH INDIVIDUAL FUTURE PROPERTY ACQUISITIONS IN WHICH STOCKHOLDER APPROVAL WOULD OTHERWISE BE REQUIRED.

GENERAL

     In June 1996, the Company entered into a transaction (the "June Transaction") through which it acquired a hospital facility, two medical office buildings and a parcel of vacant land in Tustin, California (the "Tustin Properties") from 445 LLC, in which Daniel M. Gottlieb, Chief Executive Officer and Co-Chairman of the Board of the Company, and Steven D. Lebowitz, President and Co-Chairman of the Board of the Company, have substantial interests. As consideration for the purchase, 445 LLC received Units in the Operating Partnership, which are generally convertible on a one-for-one basis into shares of Common Stock of the Company, as set forth in greater detail in the discussion under "Description of Units." The Company was thus able to consummate the acquisition without a significant cash outlay and without the cost and time involved in obtaining purchase money financing. The Units were issued at an effective price per Unit equal to a premium over the closing price of the Company's Common Stock on May 1, 1996, the commitment date.

     Under New York Stock Exchange rules, the Company is required to seek stockholder approval for any transaction (a "Unit Exchange Transaction") in which property is to be acquired, directly or indirectly, from a director of the Company or from an entity in which a director has a substantial direct or indirect interest if (1) the transaction involves the issuance of Units and (2) the number of shares of Common Stock into which such Units may be convertible exceeds 1% of the number of shares of Common Stock outstanding immediately prior to the issuance. In the June Transaction, the Units issued to 445 LLC were convertible into a number of shares of Common Stock constituting less than 1% of the shares outstanding on the date of issuance of the Units, and thus stockholder approval was not required. However, in future Unit Exchange Transactions, the number of Units proposed to be issued, directly or indirectly, to directors of the Company may be convertible into a number of shares of Common Stock constituting more than 1% of the outstanding shares, and thus New York Stock Exchange rules would require stockholder approval.

     Although stockholder approval of the Unit Exchange Transactions is not required under state law or otherwise, the Board of Directors is committed to ensuring that the Company complies with the listing requirements of the New York Stock Exchange and that the stockholders of the Company continue to enjoy the benefits of trading the Common Stock on that active market; the Board is therefore seeking stockholder approval of such transactions.

     The Company presently anticipates that it may in the future enter into other Unit Exchange Transactions with directors of the Company, or entities in which they have a substantial interest, provided that the terms of such transactions are fair to the Company. The Company also anticipates that such transactions may involve the issuance of Units convertible into shares of Common Stock greater than 1% of the shares outstanding. At the Annual Meeting, the Board of Directors is seeking stockholder approval for any and all such Unit Exchange Transactions in the future that involve the issuance of Units convertible into shares of Common Stock, so long as the aggregate number of such Units does not represent conversion rights into more than 202,860 shares of Common Stock (representing 5% of the number of outstanding shares of Common Stock as of the date of this proxy statement), provided that (1) the terms of each Unit Exchange Transaction, including the purchase price for the property to be acquired, are approved as being fair to the Company by a committee of independent directors and (2) the price per Unit at which the Units issuable in each Unit Exchange Transaction are valued is equal to a premium of $0.25 over the market value of a share of Common Stock on the date of issuance of the Units, with the market value of a share of Common Stock being equal to the average closing per share price of the Common Stock on the New York Stock Exchange for the ten business days immediately preceding the date of such issuance. Stockholders of the Company and Unitholders of the Operating Partnership have no preemptive rights with respect to such Unit issuances.

     The Board of Directors unanimously concluded that the proposal described above is advisable and is fair to, and in the best interests of, the Company and its stockholders, and unanimously adopted a resolution recommending that the Company's stockholders vote for approval of the proposal. The Board of Directors believes that stockholder approval of such future transactions will provide the Company with the flexibility to acquire desirable properties through equity financing with reduced cash outlays and without the expense and delay involved in seeking purchase money financing.

DESCRIPTION OF UNITS

     Substantially all of the Company's assets are held, and substantially all of its operations are conducted, by or through the Operating Partnership. The ownership interest of limited partners in the Operating Partnership is denominated in Units. The Company is the general partner of the Operating Partnership and also holds a substantial number of Units as a limited partner of the Operating Partnership. As of April 21, 1997, the Company owned approximately 89.1% of the outstanding Units. Holders of Units (including the Company, in its capacities as a limited partner and the general partner) are entitled to share in cash distributions from, and in the profits and losses of, the Operating Partnership. The number of Units held by the Company generally corresponds to the number of shares of Common Stock that the Company has outstanding, and thus the cash distribution per Unit by the Operating Partnership should be the same as the cash dividend per Common Share paid by the Company.

     The Units are not listed on any exchange or quoted on any national market system. Holders of Units who are admitted to the Operating Partnership have the rights of limited partners under the Agreement of Limited Partnership dated November 15, 1993 of the Operating Partnership (the "Partnership Agreement") and the Delaware Revised Uniform Limited Partnership Act (the "Act"). The Partnership Agreement imposes certain restrictions on the transfer of Units, as described below.

     The following description is only a summary of certain provisions of the Partnership Agreement and is subject to, and qualified in its entirety by, the Partnership Agreement.

     Management

     The Company, as the sole general partner of the Operating Partnership, generally has the power and authority under the Partnership Agreement to manage and conduct the business and affairs of the Operating Partnership, subject, in certain circumstances, to the consent of the limited partners of the Operating Partnership. The Board of Directors of the Company manages the affairs of the Company and thereby the affairs of the Operating Partnership. No special compensation is paid to the Company for its services as general partner. All operating expenses are incurred at the Operating Partnership level, and the limited partners therefore share in the expenses of operation.

     Liability of General Partner and Limited Partners

     The general partner is liable for all general recourse obligations of the Operating Partnership to the extent not paid by the Operating Partnership. The general partner is not liable for the nonrecourse obligations of the Operating Partnership.

     The limited partners are not required to make additional contributions to the Operating Partnership. Assuming that a limited partner does not take part in the control of the business of the Operating Partnership and otherwise acts in conformity with the provisions of the Partnership Agreement, the liability of the limited partner for obligations of the Operating Partnership under the Partnership Agreement and the Act will be limited, subject to certain possible exceptions, generally to the loss of the limited partner's investment in the Operating Partnership represented by his Units. Under the Act, a limited partner may not receive a distribution from the Operating Partnership if, at the time of the distribution and after giving effect thereto, the liabilities of the Operating Partnership (other than liabilities to parties on account of their interests in the Operating Partnership and liabilities for which recourse is limited to specified property of the Operating Partnership) exceed the fair value of the Operating Partnership's assets (other than the fair value of any property subject to nonrecourse liabilities of the Operating Partnership but only to the extent of such liabilities). The Act provides that a limited partner who receives a distribution knowing at the time that it violates the foregoing prohibition is liable to the Operating Partnership for the amount of the distribution. Unless otherwise agreed, such a limited partner will not be liable for the return of such distribution after the expiration of three years from the date of such distribution.

     The Operating Partnership is qualified to do business in certain jurisdictions and may qualify to conduct business in the future in certain other jurisdictions. Maintenance of limited liability may require compliance with certain legal requirements of those jurisdictions and certain other jurisdictions. Limitations on the liability of a limited partner for the obligations of a limited partnership have not been clearly established in many jurisdictions. Accordingly, if it were determined that the right, or exercise of the right by the limited partners, to make certain amendments to the Partnership Agreement or to take other action pursuant to the Partnership Agreement constituted "control" of the Operating Partnership's business for the purposes of the statutes of any relevant jurisdiction, the limited partners might be held personally liable for the Operating Partnership's obligations. The Operating Partnership seeks to operate in a manner that the general partner deems reasonable, necessary and appropriate to preserve the limited liability of the limited partners.

     Meetings; Voting

     The Partnership Agreement does not provide for annual meetings of the limited partners, and the Company does not anticipate calling such meetings. Meetings of the limited partners may be called only by the general partner, on its own motion or upon written request of limited partners owning at least 51% of the Units. Limited partners may vote either in person or by proxy at meetings. Any action that is required or permitted to be taken by the limited partners may be taken either at a meeting of the limited partners or without a meeting if consents in writing setting forth the action so taken are signed by limited partners owning not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting of the limited partners at which all limited partners entitled to vote on such action were present. Each limited partner (including the Company to the extent it holds Units) will have a vote equal to the number of Units it holds on matters on which limited partners are entitled to vote. A transferee of Units who has not been admitted as a substitute limited partner of record with respect to such Units has no voting rights with respect to such Units, even if such transferee holds other Units as to which it has been admitted as a limited partner.

     Limited Partner Approval Rights

     Under the terms of the Partnership Agreement, the general partner may not, without the consent of a majority of the outstanding percentage interest of the limited partnership interests (including those held by the general partner) undertake, on behalf of the Operating Partnership, any of the following actions or enter into any transaction which would have the effect of such transactions:
(i) make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Operating Partnership; (ii) institute any proceeding for bankruptcy on behalf of the Operating Partnership; (iii) transfer the partnership interest of the general partner or admit into the Operating Partnership any additional or substitute general partner; and (iv) sell or otherwise transfer all or substantially all of the assets of the Operating Partnership. The Company owns 89% of the limited partnership interests in the Operating Partnership and therefore has the power to consent or withhold consent with respect to such actions. Notwithstanding the above, the general partner may not, without the consent of the limited partners (for this purpose excluding limited partnership interests held by the general partner) with certain exceptions, amend, modify or terminate the Partnership Agreement other than to reflect the admission, substitution, termination or withdrawal of partners pursuant to the terms of the Partnership Agreement.

     Removal of General Partner

     The Company may not be removed as general partner of the Operating Partnership by the limited partners with or without cause.

     Distributions and Allocations

     All distributions under the Partnership Agreement are made in accordance with the respective percentage interests of the partners in the Operating Partnership. The Operating Partnership's taxable income and tax losses for each fiscal year are generally allocated in accordance with the respective percentage interests of the partners in the Operating Partnership.

     Transfer of Partnership Interests

     The Partnership Agreement provides that no limited partner may transfer all or any portion of its Units without the consent of the general partner, which consent may be withheld in its sole and absolute discretion; provided, however, that any limited partner may at any time, without the consent of the general partner (i) make certain transfers for estate planning purposes, or (ii) transfer its Units to the Company pursuant to the conversion right described below. In addition, Messrs. Gottlieb and Lebowitz are permitted to pledge their Units to family members of Reese L. Milner, a director of the Company, and certain related entities in connection with indebtedness of G&L Development (a general partnership between Messrs. Gottlieb and Lebowitz) and Messrs. Gottlieb and Lebowitz to such persons or entities. No transfer of Units by the limited partners of the Operating Partnership may be made in violation of certain regulatory and other restrictions set forth in the Partnership Agreement.

     Conversion of Units

     As of the date one year from the date of issuance, limited partners have the right to convert all or a portion of their Units into shares of Common Stock or cash equal to the fair market value of such shares of Common Stock, at the election of the Company. Each Unit is initially convertible into one share of Common Stock. Such conversion ratio is subject to adjustment upon the occurrence of certain events such as stock splits, reverse stock splits and stock dividends. The consummation of a conversion will be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the stock ownership limitations set forth in the Company's Charter. In addition, without the prior written consent of the general partner, a limited partner may not exercise its conversion rights with respect to all of its Units unless, after such conversion, there shall be at least one limited partner of the Operating Partnership. The Company anticipates that it will elect to issue shares of Common Stock in connection with each such transfer rather than paying cash.

     Issuance of Additional Units

     As general partner of the Operating Partnership, the Company has the ability to cause the Operating Partnership to issue additional Units. The Partnership Agreement provides that additional Units may not be issued for consideration that is less, on a per-Unit basis, than the average closing per-share price of the Common Stock on the New York Stock Exchange for the ten business days immediately preceding the date of such issuance.

     Funding of Investments

     The Partnership Agreement provides that if the Operating Partnership requires additional funds to pursue its investment objectives, the Company may fund such investments by raising additional equity capital and making a capital contribution to the Operating Partnership or by borrowing such funds and lending the net proceeds thereof to the Operating Partnership on the same terms and conditions as are applicable to the Company's borrowing of such funds. If the Company raises such funds by issuing shares of Common Stock, it will receive, upon contribution of such funds to the Operating Partnership, additional Units equal to the number of shares of Common Stock so issued with appropriate adjustments to reflect certain events as stock splits, reverse stock splits and stock dividends.

     Term of the Operating Partnership

     The Operating Partnership has a term of fifty years, unless it is earlier terminated in accordance with the terms of the Partnership Agreement.

          YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL TWO.
                                                    ===

                                 PROPOSAL THREE

                         APPROVAL OF AMENDMENTS TO THE
                           1993 STOCK INCENTIVE PLAN

     The stockholders are asked to consider and vote to approve amendments to the G&L Realty Corp. 1993 Stock Incentive Plan (the "Plan"), as set forth in the form of G&L Realty Corp. Amended and Restated 1993 Stock Incentive Plan (the "Amended Plan") attached hereto as Appendix A.

     The Company has utilized stock options granted pursuant to the Plan to provide additional incentives to its employees, directors and consultants. As of April 21, 1997, only 192,900 shares of the Common Stock remained available for issuance under the Plan. The Company does not have any other stock-based incentive compensation plan in which its employees, directors or consultants are eligible to participate. All of the awards outstanding under the Plan are stock options which are not transferable except in limited circumstances. All options granted have exercise prices equal to the market price of the underlying stock on the date the options were granted, with the exception of certain options which were repriced in 1995.

     The Board of Directors amended and restated the Plan effective as of February 15, 1997, subject to the approval of the stockholders, to (i) increase the number of shares available for Awards (as defined in the Plan) under the Plan by 120,000, to 640,000, (ii) include technical changes to conform the Plan to recent changes in the rules adopted by the Securities and Exchange Commission (the "SEC") pursuant to Section 16 of the Exchange Act and (iii) include technical changes to conform the Plan to the deductibility requirements of
Section 162(m) of the Code. By conforming the Plan to the SEC's rules under
Section 16 of the Exchange Act, certain transactions under the Plan are exempt from certain provisions of such Section. By conforming the Plan to the requirements of Section 162(m) of the Code, the Company expects to be able to deduct for Federal income tax purposes the "spread" or exercise price of all stock option and stock appreciation rights ("SARs") awarded to the Named Officers under the Plan to the extent otherwise deductible.

     Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation that may be deductible by the Company in any tax year with respect to each of the Company's highest paid executives, including compensation relating to stock option exercises. However, compensation attributable to stock options and other performance-based awards is not subject to the deduction limit if certain restrictions approved by the stockholders are applied to stock options and other awards granted to these executives. In order to minimize the amount of taxable ordinary income allocable to stockholders by preserving the deductibility of compensation relating to Awards (as defined below) made to executive officers under the Plan, the Company is requesting stockholders to approve the amendments to the Plan pertaining to Section 162(m).

     In addition, the Board adopted amendments to the Plan to (i) change the existing requirement that members of the committee administering the Plan be "disinterested directors" to a requirement that the members of the committee be "non-employee directors" (as those terms have been defined in the previous and present versions of Rule 16b-3 under the Exchange Act), (ii) remove the restriction that Section 4 of the Plan could only be amended once every six months, in accordance with the termination of such restriction in the present version of Rule 16b-3, and (iii) provide authority to both the full Board of Directors and the Compensation Committee to administer the Plan, including the granting of Awards thereunder, as permitted under the present version of Rule 16b-3.

SUMMARY OF THE PLAN

     The following description of the Plan is qualified in its entirety by reference to the full text of the Plan, as it is proposed to be amended and restated, a copy of which is attached as Appendix A to this proxy statement.

     The purpose of the Plan is to enable the Company and the Operating Partnership and their subsidiaries to attract, retain and motivate their employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company and to enable the Company to attract, retain and motivate its nonemployee directors and further align their interests with those of the Company's stockholders by providing for or increasing the proprietary interest of such directors in the Company. The Plan became effective on October 29, 1993, the date it was adopted by the Board of Directors of the Company. The Plan was approved by the affirmative vote of the holders of a majority of the outstanding capital stock of the Company, in accordance with applicable state law, on October 29, 1993. Any person, including any director of the Company, who is an employee of or consultant to the Company, the Operating Partnership, or any of their subsidiaries (an "Employee"), is eligible to be considered for the grant of Awards under the Plan. The Plan also provides for the automatic grant of options to directors of the Company who are not employees ("Nonemployee Directors"). The proposed amendments were approved by the Board of Directors, subject to stockholder approval, to enable the Company and the Operating Partnership and their subsidiaries to continue to attract, retain and motivate their employees and consultants and to maximize the deductibility of compensation relating to Awards made to executive officers under the Plan.

     As of April 21, 1997, approximately 23 Employees and five Nonemployee Directors were participating in the Plan.

     The maximum number of shares of Common Stock that may currently be issued pursuant to Awards (including incentive stock options under the provisions of Section 422 of the Code ("Incentive Options")) and Nonemployee Director Options (as defined below) granted under the Plan is 520,000. The maximum number of shares of Common Stock that may currently be issued pursuant to Incentive Options granted under the Plan is 500,000. Under the proposed amendment to the Plan, the number of shares that may be issued pursuant to Awards (including Incentive Options) and Nonemployee Director Options granted under the Plan is 640,000, and the maximum number of shares of Common Stock that may be issued pursuant to Incentive Options is 620,000. The Plan does not specify a minimum exercise price or other consideration that a recipient of an Award must pay to obtain the benefit of an Award, and therefore the maximum compensation payable pursuant to the Plan, during the term of the Plan and Awards granted thereunder, is equal to the number of shares of Common Stock with respect to which Awards may be issued thereunder, multiplied by the value of such shares on the date such compensation is measured. Any such exercise price or other consideration will be determined by the Board or the Compensation Committee, as the case may be, and included in the terms of such Award.

     No Employee may be granted Awards under the Plan with respect to more than 120,000 shares of Common Stock during any calendar year. This limitation is intended to satisfy the requirements of Section 162(m) of the Code so that compensation attributable to Awards under the Plan qualifies as performance-based compensation under Section 162(m) of the Code.

     The number and type of shares issuable under the Plan is subject to appropriate adjustment by the Board or the Compensation Committee if the outstanding shares of Common Stock are increased or decreased in number, or changed into or exchanged for a different number or kind of shares, through reorganization, recapitalization, reclassification, stock dividend (other than a regular quarterly cash dividend), stock split or reverse stock split.

     If any portion of a stock option or other award terminates or lapses unexercised, or is canceled without having been fully exercised, or if restricted stock is repurchased by the Company, the shares which were subject to the unexercised portion of such option, or other award, or the restricted stock repurchased, will continue to be available for issuance under the Plan.

     Subject to the provisions of the Plan, both the Board and the Compensation Committee are authorized and empowered to administer the Plan, including, without limitation, adopting, amending and rescinding rules and regulations relating to the Plan; determining which persons are Employees under the Plan and to which of such Employees, if any, Awards shall be granted under the Plan; granting Awards to Employees and determining the terms and conditions of Awards granted under the Plan and the agreements relating to such Awards; determining, with certain exceptions, the terms and conditions of the Nonemployee Director Options that are automatically granted under the Plan and construing the Plan and the terms, conditions and restrictions of any Awards and Nonemployee Director Options granted under the Plan.

     To satisfy the requirements of Section 162(m) of the Code, the Plan has been amended to provide that if Awards under the Plan are to be made to persons subject to Section 162(m) of the Code and such Awards are intended to give rise to performance based compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under
Section 162(m) of the Code.

     The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not required to be qualified under Section 401(a) of the Code.

     The statements set forth below are summaries of certain provisions of the Plan. These statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Plan.

     Awards under the Plan

     The Board or Compensation Committee is authorized under the Plan to enter into any type of arrangement with an Employee, consistent with the provisions of the Plan, that involves or might involve the issuance of (a) shares of Common Stock, (b) an option, warrant, convertible security, stock appreciation right or similar right, with an exercise or conversion privilege at a price related to the shares of Common Stock, or (c) any other security or benefit with a value derived from the value of the shares of Common Stock (any such arrangement is defined herein as the "grant" of an "Award").

     Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares. An Award may consist of any one of such security or benefit, or of two or more of them in tandem or in the alternative. Any stock option granted to an Employee may be an Incentive Option or a Nonqualified Option (as defined below). Shares of Common Stock may be issued pursuant to an Award for any lawful consideration as determined by the Compensation Committee, including, without limitation, services rendered by the recipient of such Award.

     An Award granted under the Plan to an Employee may include a provision accelerating the receipt of benefits upon the occurrence of specified events, such as a change in control of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transaction.

     An Award to an Employee may permit the Employee to pay all or part of the purchase price of the shares or other property issuable pursuant thereto, and/or to pay all or part of such Employee's tax withholding obligation with respect to such issuance, by (a) delivering previously owned shares of capital stock of the Company or other property, (b) reducing the amount of shares or other property otherwise issuable pursuant to the award, or (c) delivering a promissory note, the terms and conditions of which will be determined by the Compensation Committee.

     The Plan provides that each person who becomes a Nonemployee Director of the Company shall automatically be granted an option (a "Nonemployee Director Option") to purchase 3,000 shares of Common Stock upon becoming a Nonemployee Director. In addition, the Plan provides that each Nonemployee Director will, on the first business day following the date of each annual meeting of stockholders of the Company, or any adjournment thereof, at which directors of the Company are elected, automatically be granted a Nonemployee Director Option to purchase 500 shares of Common Stock.

     Each Nonemployee Director Option will have an exercise price equal to the greater of (i) the fair market value of the underlying shares subject to such option on the date of its grant or (ii) the aggregate par value of such shares of Common Stock on such date.

     Each Nonemployee Director Option granted pursuant to the Plan shall become exercisable for the first time to purchase 100% of the shares of Common Stock subject thereto six months after the date of grant of such Nonemployee Director Option; provided, however, that such Nonemployee Director Option shall become fully exercisable on the date upon which the optionee shall cease to be a Nonemployee Director as a result of death or total disability.

     Each Nonemployee Director Option granted under the Plan expires upon the first to occur of the following: (i) the first anniversary of the date upon which the optionee ceases to be a Nonemployee Director as a result of death or total disability; (ii) the 90th day after the date upon which the optionee ceases to be a Nonemployee Director for any reason other than death or total disability; or (iii) the tenth anniversary of the date of grant of such Nonemployee Director Option.

     All outstanding Nonemployee Director Options theretofore granted under this Plan terminate upon the first to occur of the following: (i) the dissolution or liquidation of the Company; (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to such outstanding Nonemployee Director Options are exchanged for or converted into cash, property and/or securities not issued by the Company, which reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board, unless the terms of such reorganization, merger or consolidation shall provide otherwise; or (iii) the sale of substantially all of the property and assets of the Company, unless the terms of such reorganization, merger or consolidation shall provide otherwise.

     New Plan Benefits

     The following table discloses the number of shares subject to Awards (all of which have been stock options) and Nonemployee Director Options that have been granted under the Plan as of April 21, 1997 to (i) the Named Officers, (ii) the Company's executive officers as a group, (iii) the Nonemployee Directors, as a group, (iv) all nominees for director, as a group, and (v) all Employees, other than executive officers, as a group. The closing price of the Company's Common Stock on the New York Stock Exchange was $17.25 on April 21, 1997.

                                                NUMBER OF SHARES
       NAME AND POSITION                       UNDERLYING OPTIONS
       -----------------                       ------------------
Daniel M. Gottlieb                                    100,500
    Chief Executive Officer and Co-
    Chairman of the Board
Steven D. Lebowitz                                    100,500
    President and Co-Chairman of the Board

Total for executive officers, as a                    313,000
    group (seven persons)

Total for Nonemployee Directors, as a                  19,500
    group (five persons)

Total for all nominees for director, as               220,500
    a group (seven persons)

Total for all Employees, other than                    32,100
    executive officers, as a group (12
    persons)

     Plan Duration

     The Plan became effective as of October 29, 1993. The proposed amendments will become effective as of February 28, 1997 after they have been approved by the Company's stockholders. Awards may not be granted under the Plan after October 29, 2003. Although Common Shares may be issued after that date pursuant to Awards granted prior to such date, no Common Shares may be issued under the Plan after October 29, 2013.

     Amendments to the Plan

     The Board of Directors may amend or terminate the Plan at any time and in any manner, provided that no such action of the Board may deprive the recipient of any Award of Nonemployee Director Option previously granted of his or her rights with respect thereto without his or her consent.

FEDERAL INCOME TAX TREATMENT UNDER THE PLAN

     The following is a brief description of the federal income tax treatment which will generally apply to Awards made under the Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of Awards will depend on the specific nature of the Award. Such an Award may, depending on the conditions applicable to the Award, be taxable as an option, as restricted or unrestricted stock, as a cash payment, or otherwise. Because the following is only a brief summary of the general federal income tax rules, recipients of Awards should not rely thereon for individual tax advice, as each taxpayer's situation and the consequences of any particular transaction will vary depending upon the specific facts and circumstances involved. Each taxpayer is advised to consult with his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

     Incentive Options

     Pursuant to the Plan, Employees may be granted options which are intended to qualify as Incentive Options. Generally, the optionee is not taxed and the Company is not entitled to a deduction on the grant or the exercise of an Incentive Option. However, the amount by which the fair market value of the shares acquired upon the exercise of an Incentive Option ("Option Shares") exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" in the year of exercise, and thus the exercise of an Incentive Option may give rise to a tax liability in the year of exercise.

     If the optionee sells the Option Shares at any time within (a) one year after the date of transfer of shares to the optionee pursuant to the exercise of such Incentive Option or (b) two years after the date of grant of such Incentive Option, then (1) such optionee will recognize capital gain in an amount equal to the excess, if any, of the sales price over the fair market value of the Option Shares on the date of exercise, (2) such optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sales price or the fair market value of the Option Shares on the date of exercise, over the exercise price of such Incentive Option, (3) such optionee will recognize capital loss equal to the excess, if any, of the exercise price of such Incentive Option over the sales price of the Option Shares, and (4) the Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by such optionee. If the optionee sells the Option Shares at any time after the optionee has held the Option Shares for at least (a) one year after the date of transfer of the Option Shares to the optionee pursuant to the exercise of the Incentive Option and (b) two years after the date of grant of the Incentive Option, then the optionee will recognize capital gain or loss equal to the difference between the sales price and the exercise price of such Incentive Option, and the Company will not be entitled to any deduction.

     Nonqualified Options

     The grant of an option or other similar right to acquire stock which does not qualify for treatment as an Incentive Option, including a Nonemployee Director Option (a "Nonqualified Option"), is generally not a taxable event for the optionee. Upon exercise of the option, the optionee will generally recognize ordinary income in an amount equal to the excess of the fair market value of the stock acquired upon exercise (determined as of the date of the exercise) over the exercise price of such option, and the Company will be entitled to a tax deduction equal to such amount. See "Special Rules for Awards Granted to Insiders," below. A subsequent sale of the stock generally will give rise to capital gain or loss equal to the difference between the sales price and the sum of the exercise price paid for such share plus the ordinary income recognized with respect to such share.

     Special Rules for Awards Granted to Insiders

     If an optionee is a director, officer or stockholder subject to Section 16 of the Securities Exchange Act of 1934 (an "Insider"), the determination of the amount and the timing of income recognition in connection with the exercise of an option or the receipt or vesting of other Awards generally may be required to be deferred until the expiration of any period during which the Insider would be restricted from disposing of any stock received. Insiders should consult their tax advisors to determine the tax consequences to them of exercising options granted to them pursuant to the Plan.


     Restricted Stock

     Awards under the Plan may also include stock sales, stock bonuses or other grants of stock. Unless the recipient makes an election under Section 83(b) of the Code (an "83(b) Election") within 30 days after the receipt of the restricted shares, the recipient generally will not be taxed on the receipt of restricted shares until the restrictions on such shares expire or are removed. When the restrictions expire or are removed, the recipient will recognize ordinary income (and the Company will be entitled to a deduction) in an amount equal to the excess of the fair market value of the shares at that time over the purchase price. However, if the recipient makes an 83(b) Election within 30 days of the transfer of restricted shares to the recipient, he or she will recognize ordinary income (and the Company will be entitled to a deduction) equal to the excess of the fair market value of the shares on the date of the transfer over purchase price. In the case of an Insider (as defined above), the timing of income recognition (including the date used to compute the fair market value of shares) with respect to restricted shares may be deferred, as described above in "Special Rules for Awards Granted to Insiders" above, unless the Insider makes a valid 83(b) Election.

     Miscellaneous Tax Issues

     Awards may be granted under the Plan which do not fall clearly into the categories described above. The federal income tax treatment of these Awards will depend upon the specific terms of such Awards. Generally, the Company will be required to make arrangements for withholding applicable taxes with respect to any ordinary income recognized by a participant in connection with Awards made under the Plan.

     The terms of the agreements pursuant to which specific Awards are made to employees under the Plan may provide for accelerated vesting or payment of an Award in connection with a change in ownership or control of the Company. In that event and depending upon the individual circumstances of the recipient, certain amounts with respect to such Awards may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a non-deductible 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment. Recipients of Awards should consult their tax advisors as to whether accelerated vesting of an Award in connection with a change of ownership or control of the Company would give rise to an excess parachute payment.

     As stated above, the Company obtains a deduction generally equal to the ordinary income recognized by an optionee in connection with an Award. However, the Company's deduction for compensation (including deductions arising from Awards) paid to certain corporate officers or other employees may be limited to $1 million (per person) annually.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF AMENDMENTS TO THE
                                               ===
1993 STOCK INCENTIVE PLAN AS SET FORTH IN PROPOSAL THREE.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has adopted a policy pursuant to which material transactions between the Company and its executive officers, directors and principal stockholders (i.e., stockholders owning beneficially 5% or more of the outstanding voting securities of the Company) shall be submitted to the Board of Directors for approval by a disinterested majority of the directors voting with respect to the transaction. For this purpose, a transaction is deemed material if such transaction, alone or together with a series of similar transactions during the same fiscal year, involves an amount which exceeds $60,000.

     A corporation owned by Messrs. Gottlieb and Lebowitz receives approximately $52,000 per year from Saint John's Hospital for providing certain management and leasing services to Saint John's Hospital with respect to the space it leases and subleases in the Company's property at 405 North Bedford Drive, Beverly Hills, California.

     Prior to April 1996, Messrs. Milner, Gottlieb and Lebowitz were beneficial owners of 445 LLC, having equity interests of 59.0%, 24.6% and 16.4%, respectively. 445 LLC's primary asset was an office building located at 445 N. Bedford Drive in Beverly Hills, California. On April 26, 1996, the Company acquired Mr. Milner's interest in 445 LLC for $808,000. On June 14, 1996, 445 LLC completed a tax-deferred exchange transaction whereby it sold the office building and acquired, along with the Operating Partnership as tenants-in-common, the Tustin Properties. Subsequently, 445 LLC redeemed the Company's interest in 445 LLC in exchange for a portion of 445 LLC's interest in the Tustin Properties. On June 28, 1996, Messrs. Gottlieb and Lebowitz caused 445 LLC to contribute its remaining interest in the Tustin Properties to the Operating Partnership in exchange for 39,215 newly issued Units in the Operating Partnership. The new Units were valued at a price of $14.00 per Unit, which reflected a premium of $1.00 over the closing price of a share of the Company's Common Stock on the date the Company's Board of Directors approved the exchange. The contributed interest in the Tustin Properties was valued according to the net cash contributed on behalf of 445 LLC toward the purchase price of the Tustin Properties in connection with the exchange transaction involving the Tustin Properties.

     In 1996 the Compensation Committee approved the payment to Messrs. Gottlieb and Lebowitz of $275,000 and $225,000, respectively, to partially defray tax liabilities imposed on them as a result of the transfer by the Company of 436 North Bedford Drive, Beverly Hills, California (which was contributed by Messrs. Gottlieb and Lebowitz to the Company in exchange for Units in 1993) to the lender in satisfaction of the loan on the property. The transfer of the property back to the lender caused Messrs. Gottlieb and Lebowitz to realize a capital gain of approximately $5 million (allocated 60% to Mr. Gottlieb and 40% to Mr. Lebowitz), equal to the difference between (x) the amount of the outstanding loan at the time of transfer and (y) Messrs. Gottlieb's and Lebowitz's basis in the property. The transfer significantly reduced the Company's overall indebtedness, and the Company subsequently negotiated the purchase of 436 North Bedford Drive for an amount that was approximately $10.4 million less than the debt that previously was secured by that property. In contrast, other than the indirect benefit resulting from their stock ownership in the Company, Messrs. Gottlieb and Lebowitz received no benefit. The taxable gain allocated to the two executive officers represented an allocation of tax consequences with no corresponding cash or other financial benefit. For the 1996 calendar year, Messrs. Gottlieb and Lebowitz were faced with an immediate and severe tax burden in excess of their combined 1996 gross salaries and bonuses. The Compensation Committee, in awarding such amounts to Messrs. Gottlieb and Lebowitz, noted that, in order for the Company to achieve its business objectives in transferring such property, it was necessary for Messrs. Gottlieb and Lebowitz to realize such negative tax consequences.

     In February 1997, the Board of Directors approved a transaction with PHP, of which Mr. Reilly is the Chairman of the Board of Directors. Mr. Reilly, a director of the Company and chairman of the Compensation Committee of the Company's Board of Directors, was not present and did not participate in the Board's consideration of the proposal and did not vote with respect thereto. The transaction involved the formation of a new limited liability company named "GL/PHP,LLC" (the "PHP Joint Venture") which purchased six medical office properties in New Jersey having a total of 80,415 square feet at a purchase price of $22.4 million. The Company and PHP funded the $4.4 million down payment in proportion to their ownership interests in the PHP Joint Venture (80.5% for the Company, 19.5% for PHP), with the Company's contribution financed by GLN Capital Co., LLC, a joint venture between the Company and Nomula Asset Capital Corporation. The balance of the purchase price was financed by two loans from the PHP Joint Venture, secured by first and second deeds of trust. The greater of the two loans, at $16.0 million, carries a term of six months and gives PHP a right, upon default, to purchase the Company's interest in the new entity. PHP has leased the properties from the PHP Joint Venture pursuant to a 25-year net operating lease and has entered into a three-year contract with Blue Cross/Blue Shield of New Jersey (the seller of the properties) to provide medical services on the properties.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for the fiscal year ending December 31, 1997. Deloitte & Touche LLP has advised the Company that it has no direct or indirect financial interest in the Company or any of its subsidiaries, and that it has had, since the Company's organization, no connection with the Company or any of its affiliates other than as independent auditors and related activities.

     The financial statements of the Company for the period ended December 31, 1996, and report of the auditors thereon, will be presented at the Annual Meeting. Deloitte & Touche LLP will have a representative present at the meeting who will have an opportunity to make a statement if he or she so desires and to respond to appropriate questions.

     During 1996, Deloitte & Touche LLP provided services consisting of the audit of the financial statements of the Company for the year ended December 31, 1996, consultations with respect to the Company's quarterly financial statements, reports and registration statements filed with the Securities and Exchange Commission and other pertinent matters.

                                 OTHER MATTERS

     Submission of Stockholder Proposals for Next Year's Annual Meeting. The proxy rules adopted by the Securities and Exchange Commission provide that certain stockholder proposals must be included in the proxy statement for the Company's Annual Meeting. For a proposal to be considered for inclusion in next year's proxy statement, it must be received by the Company no later than 120 days prior to May 6, 1998.

     Section 16(a) Beneficial Ownership Reporting Compliance. Based solely upon a review of Securities and Exchange Commission Forms 3, 4 and 5 furnished to the Company and certain written representations, the Company believes that all reports required by Section 16(a) of the Securities and Exchange Act of 1934 with respect to the Company's fiscal year ended December 31, 1996 have been filed by its officers and directors, except that Mr. Grabel failed to file on a timely basis a Form 3 Initial Statement of Beneficial Ownership of Securities; Mr. Hamermesh failed to file on a timely basis a Form 4 Statement of Changes of Beneficial Ownership of Securities for the month of July, 1996 relating to an acquisition of 1,435 shares on July 3, 1996, and Mr. Grabel failed to file on a timely basis a Form 4 Statement of Changes of Beneficial Ownership of Securities for the month of May 1996, relating to an acquisition of 500 shares of Common Stock on May 14, 1996.

     Other Matters. The Board of Directors of the Company knows of no matters to be presented at the Annual Meeting other than those described in this proxy statement. Other business may properly come before the meeting, and in that event it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters.

     Annual Report. The Company's Annual Report to Stockholders, including the Company's audited financial statements for the year ended December 31, 1996, is being mailed herewith to all stockholders of record. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K. SUCH REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT 439 NORTH BEDFORD DRIVE, BEVERLY HILLS, CALIFORNIA 90210.

     ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                         By Order of the Board of Directors

                         /s/Quentin Thompson

                         Quentin Thompson
                         Secretary, Treasurer
                         and Chief Accounting Officer


Beverly Hills, California

May 6, 1997

                                                                      APPENDIX A
                                                                      ----------

                                G&L REALTY CORP.

                              AMENDED AND RESTATED

                           1993 STOCK INCENTIVE PLAN

     SECTION 1.  PURPOSE OF PLAN

     The purpose of this Amended and Restated 1993 Stock Incentive Plan (as amended and restated, the "Plan") of G&L Realty Corp., a Maryland corporation (the "Company"), is to enable the Company and G&L Realty Partnership, L.P. (the "Partnership") and their subsidiaries to attract, retain and motivate their employees and consultants by providing for or increasing the proprietary interests of such employees and consultants in the Company, and to enable the Company to attract, retain and motivate its nonemployee directors and further align their interests with those of the stockholders of the Company by providing for or increasing the proprietary interests of such directors in the Company.

     SECTION 2.  PERSONS ELIGIBLE UNDER PLAN

     Any person, including any director of the Company, who is an employee of or consultant to the Company, the Partnership or any of their subsidiaries (an "Employee") shall be eligible to be considered for the grant of Awards (as hereinafter defined) hereunder. Any director of the Company who is not an Employee (a "Nonemployee Director") shall automatically receive Nonemployee Director Options (as hereinafter defined) pursuant to Section 4 hereof, but shall not otherwise participate in this Plan.

     SECTION 3.  AWARDS

     (a) The Board (as hereinafter defined) or the Committee (as hereinafter defined), on behalf of the Company, is authorized under this Plan to enter into any type of arrangement with an Employee that is not inconsistent with the provisions of this Plan and that, by its terms, involves or might involve the issuance of (i) shares of common stock, par value $.01 per share, of the Company ("Common Shares") or (ii) a Derivative Security (as such term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such Rule may be amended from time to time) with an exercise or conversion privilege at a price related to the Common Shares or with a value derived from the value of the Common Shares. The entering into of any such arrangement is referred to herein as the "grant" of an "Award."

     (b) Awards are not restricted to any specified form or structure and may include, without limitation, sales or bonuses of stock, restricted stock, stock options, reload stock options, stock purchase warrants, other rights to acquire stock, securities convertible into or redeemable for stock, stock appreciation rights, limited stock appreciation rights, phantom stock, dividend equivalents, performance units or performance shares, and an Award may consist of one such security or benefit, or two or more of them in tandem or in the alternative.

     (c) Common Shares may be issued pursuant to an Award for any lawful consideration as determined by the Board or the Committee, including, without limitation, services rendered by the recipient of such Award.

     (d) Subject to the provisions of this Plan, the Board or the Committee, in its sole and absolute discretion, shall determine all of the terms and conditions of each Award granted under this Plan, which terms and conditions may include, among other things:

          (i) a provision permitting the recipient of such Award, including any recipient who is a director or officer of the Company, to pay the purchase price of the Common Shares or other property issuable pursuant to such Award, or such recipient's tax withholding obligation with respect to such issuance, in whole or in part, by any one or more of the following:

                (A) the delivery of previously owned shares of capital stock of the Company (including "pyramiding") or other property,

                (B) a reduction in the amount of Common Shares or other property otherwise issuable pursuant to such Award, or

                (C) the delivery of a promissory note, the terms and conditions of which shall be determined by the Board or the Committee;

          (ii) a provision conditioning or accelerating the receipt of benefits pursuant to such Award, either automatically or in the discretion of the Board or the Committee, upon the occurrence of specified events, including, without limitation, a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company, the dissolution or liquidation of the Company, a sale of substantially all of the property and assets of the Company or an event of the type described in Section 7 hereof;

          (iii) a provision required in order for such Award to qualify as an incentive stock option under Section 422 of the Internal Revenue Code (an "Incentive Stock Option"); or

          (iv) any provision required in order for such Award to qualify as "Performance-Based Compensation" as described in Section 162(m) of the Internal Revenue Code (the "Code") and the regulations thereunder. If the amount of compensation an Employee will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Award as Performance-Based Compensation, may condition the grant, award, vesting, or exercisability of such an award on the attainment of a pre-established, objective performance goal. For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria: (i) cash flow, (ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income, (viii) operating income or net operating income, (ix) operating margin, (x) return on operating revenue, and
(xi) any other similar performance criteria contemplated by the regulations under Section 162(m) of the Code.

     (e) Notwithstanding any other provision of this Plan, no Employee shall be granted options for in excess of 120,000 shares of Common Stock in any one calendar year; provided, however, that this limitation shall not apply if it is not required in order for the compensation attributable to Awards hereunder to qualify as Performance-Based Compensation. The limitation set forth in this
Section 3(e) shall be subject to adjustment as provided in Section 8, but only to the extent such adjustments would not affect the status of compensation attributable to Awards hereunder as Performance-Based Compensation.

     SECTION 4.  NONEMPLOYEE DIRECTOR OPTIONS

     (a) Each year, on the first business day following the date of the annual meeting of stockholders of the Company, or any adjournment thereof, at which directors of the Company are elected (the "Date of Grant"), each Nonemployee Director shall automatically be granted an option (a "Nonemployee Director Option") to purchase 500 Common Shares. In addition, each person who becomes a Nonemployee Director upon or subsequent to the closing of the sale of Common Shares pursuant to the Company's first effective registration statement for Common Shares filed under the Securities Act of 1933, as amended, shall automatically be granted, upon becoming a Nonemployee Director, a Nonemployee Director Option to purchase 3,000 Common Shares.

     (b) If, on any date upon which Nonemployee Director Options are to be automatically granted pursuant to this Section 4, the number of Common Shares remaining available for option under this Plan is insufficient for the grant to each Nonemployee Director of a Nonemployee Director Option to purchase the entire number of Common Shares specified in this Section 4, then a Nonemployee Director Option to purchase a proportionate amount of such available number of Common Shares (rounded to the nearest whole share) shall be granted to each Nonemployee Director on such date.

     (c) Each Nonemployee Director Option granted under this Plan shall become exercisable for the first time to purchase 100% of the Common Shares subject thereto (rounded to the nearest whole share) six months after the Date of Grant of such Nonemployee Director Option; provided, however, that such Nonemployee Director Option shall become fully exercisable on the date upon which the optionee shall cease to be a Nonemployee Director as a result of death or total disability.

     (d) Each Nonemployee Director Option granted under this Plan shall expire upon the first to occur of the following:

          (i) The first anniversary of the date upon which the optionee shall cease to be a Nonemployee Director as a result of death or total disability;

          (ii) The 90th day after the date upon which the optionee shall cease to be a Nonemployee Director for any reason other than death or total disability;

          (iii) The tenth anniversary of the Date of Grant of such Nonemployee Director Option.

     (e) Each Nonemployee Director Option shall have an exercise price equal to the greater of (i) the aggregate Fair Market Value on the Date of Grant of such option of the Common Shares subject thereto or (ii) the aggregate par value of such Common Shares on such date.

     (f) Payment of the exercise price of any Nonemployee Director Option granted under this Plan shall be made in full in cash concurrently with the exercise of such Nonemployee Director Option; provided, however, that, in the discretion of the Board of Directors of the Company (the "Board"), the payment of such exercise price may instead be made:

          (i) in whole or in part, with Common Shares delivered concurrently with such exercise (such shares to be valued on the basis of the Fair Market Value of such shares on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring Common Shares; and/or

          (ii) in whole or in part, by the delivery, concurrently with such exercise and in accordance with Section 220.3(e)(4) of Regulation T promulgated under the Exchange Act, of a properly executed exercise notice for such Nonemployee Director Option and irrevocable instructions to a broker promptly to deliver to the Company a specified dollar amount of the proceeds of a sale of or a loan secured by the Common Shares issuable upon exercise of such Nonemployee Director Option.

     (g) For purposes of this Section 4, the "Fair Market Value" of a Common Share or other security on any date (the "Determination Date") shall be equal to the closing price per Common Share or unit of such other security on the business day immediately preceding the Determination Date, as reported in The Wall Street Journal, Western Edition, or, if no closing price was so reported for such immediately preceding business day, the closing price for the next preceding business day for which a closing price was so reported, or, if no closing price was so reported for any of the 30 business days immediately preceding the Determination Date, the average of the high bid and low asked prices per Common Share or unit of such other security on the business day immediately preceding the Determination Date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if the Common Shares or such other security were not quoted by any such organization on such immediately preceding business day, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Common Shares or such other security selected by the Board.

     (h) All outstanding Nonemployee Director Options theretofore granted under this Plan shall become fully exercisable immediately prior to a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Plan are exchanged for or converted into cash, property and/or securities not issued by the Company, unless such reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board.

     (i) All outstanding Nonemployee Director Options theretofore granted under this Plan shall terminate upon the first to occur of the following:

          (i)   the dissolution or liquidation of the Company;

          (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to such outstanding Nonemployee Director Options are exchanged for or converted into cash, property and/or securities not issued by the Company, which reorganization, merger or consolidation shall have been affirmatively recommended to the stockholders of the Company by the Board, unless the terms of such reorganization, merger or consolidation shall provide otherwise; or

          (iii) the sale of substantially all of the property and assets of the Company, unless the terms of such reorganization, merger or consolidation shall provide otherwise.

     (j) Each Nonemployee Director Option shall be nontransferable by the optionee other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

     (k) Nonemployee Director Options are not intended to qualify as Incentive Stock Options.

     SECTION 5.  STOCK SUBJECT TO PLAN

     (a) The aggregate number of Common Shares that may be issued pursuant to all Incentive Stock Options granted under this Plan shall not exceed 620,000, subject to adjustment as provided in Section 8 hereof.

     (b) The aggregate number of Common Shares issued and issuable pursuant to all Awards (including Incentive Stock Options) and Nonemployee Director Options granted under this Plan shall not exceed 640,000, subject to adjustment as provided in Section 8 hereof.

     (c) For purposes of Section 5(b) hereof, the aggregate number of Common Shares issued and issuable pursuant to all Awards and Nonemployee Director Options granted under this Plan shall at any time be deemed to be equal to the sum of the following:

          (i) the number of Common Shares which were issued prior to such time pursuant to Awards and Nonemployee Director Options granted under this Plan, other than Common Shares which were subsequently reacquired by the Company pursuant to the terms and conditions of such Awards and with respect to which the holder thereof received no benefits of ownership such as dividends; plus

          (ii) the number of Common Shares which were otherwise issuable prior to such time pursuant to Awards granted under this Plan, but which were withheld by the Company as payment of the purchase price of the Common Shares issued pursuant to such Awards or as payment of the recipient's tax withholding obligation with respect to such issuance; plus

          (iii) the maximum number of Common Shares which are or may be issuable at or after such time pursuant to Awards and Nonemployee Director Options granted under this Plan prior to such time.

     SECTION 6.  DURATION OF PLAN

     Neither Awards nor Nonemployee Director Options shall be granted under this Plan after October 29, 2003. Although Common Shares may be issued after October 29, 2003 pursuant to Awards and Nonemployee Director Options granted prior to such date, no Common Shares shall be issued under this Plan after October 29, 2013.

     SECTION 7.  ADMINISTRATION OF PLAN

     (a) This Plan may be administered by either the Board or a committee of the Board (the "Committee") consisting of two or more directors, each of whom is a "Non-Employee Director" (as such term is defined in Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time); provided, however, that prior to such time as any class of shares of the capital stock of the Company are registered under Section 12 of the Exchange Act, none of such directors are required to be Non-Employee Directors; provided, however, that if Awards are to be made to persons subject to Section 162(m) of the Code and such Awards are intended to constitute Performance-Based Compensation, then the Committee shall grant such Awards and determine the terms and conditions thereof, and each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code.

     (b) Subject to the provisions of this Plan, the Board and the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

          (i) adopt, amend and rescind rules and regulations relating to this Plan;

          (ii) determine which persons are Employees and to which of such Employees, if any, Awards shall be granted hereunder;

          (iii) grant Awards to Employees and determine the terms and conditions thereof, including the number of Common Shares issuable pursuant thereto;

          (iv) determine the terms and conditions of the Nonemployee Director Options that are automatically granted hereunder, other than the terms and conditions specified in Section 4 hereof;

          (v) determine whether, and the extent to which, adjustments are required pursuant to Section 8 hereof; and

          (vi) interpret and construe this Plan and the terms and conditions of all Awards and Nonemployee Director Options granted hereunder.

     SECTION 8.  ADJUSTMENTS

     If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Board or the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Incentive Stock Options and other Awards, and Nonemployee Director Options theretofore granted under this Plan and (b) the maximum number and type of shares or other securities that may be issued pursuant to Incentive Stock Options and other Awards, and Nonemployee Director Options thereafter granted under this Plan.

     SECTION 9.  AMENDMENT AND TERMINATION OF PLAN

     The Board may amend or terminate this Plan at any time and in any manner, provided, however, that no such amendment or termination shall deprive the recipient of any Award or Nonemployee Director Option theretofore granted under this Plan, without the consent of such recipient, of any of his or her rights thereunder or with respect thereto.

     SECTION 10.  EFFECTIVE DATE OF PLAN

     This Plan shall be effective as of October 29, 1993, the date upon which it was approved by the Board; provided, however, that no Common Shares may be issued under this Plan until it has been approved, directly or indirectly, by the affirmative votes of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the laws of the State of Maryland.

                                G&L REALTY CORP.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 28, 1997


P      The undersigned hereby acknowledges receipt of the Notice of Annual
R      Meeting of Stockholders and the accompanying Proxy Statement for the
O      Special Meeting and revoking all prior Proxies, makes, constitutes and
X      appoints Daniel M. Gottlieb, Steven D. Lebowitz and Quentin E. Thompson
Y (and each of them) proxies of the undersigned, each with full power of substitution, to represent the undersigned, and to vote all shares of Common Stock of the undersigned in G&L Realty Corp. (herein the "Company"), at the Annual Meeting of Stockholders of the Company at the Beverly Hilton Hotel, 9876 Wilshire Boulevard, Beverly Hills, California, on May 28, 1997 at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would be entitled to vote if personally present.

       1.  ELECTION OF DIRECTORS       [ ]  FOR all nominees listed below (except as marked to the contrary below)

                                       [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME
       ON THE LIST BELOW.)

                  Daniel M. Gottlieb            Steven D. Lebowitz        Richard L. Lesher
                  Leslie D. Michelson           Reese L. Milner           Charles P. Reilly
                  S. Craig Tompkins

        2. PROPOSAL TO APPROVE THE ISSUANCE TO ONE OR MORE DIRECTORS OF THE COMPANY, OR ENTITIES IN WHICH THEY HAVE A SUBSTANTIAL INTEREST, OF PARTNERSHIP INTERESTS IN G&L REALTY PARTNERSHIP, L.P. THAT ARE CONVERTIBLE INTO UP TO 5% OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AS CONSIDERATION FOR ACQUISITIONS OF PROPERTY BY THE COMPANY FROM SUCH PERSONS OR ENTITIES IN TRANSACTIONS APPROVED AS FAIR TO THE COMPANY BY A COMMITTEE OF INDEPENDENT DIRECTORS AND IN WHICH EACH SUCH PARTNERSHIP INTEREST IS VALUED AT A PREMIUM OF $0.25 OVER THE MARKET VALUE OF A SHARE OF COMMON STOCK.

                [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

        3.  PROPOSAL TO AMEND AND RESTATE THE COMPANY'S 1993 STOCK INCENTIVE
            PLAN.

                [ ]  FOR            [ ]  AGAINST           [ ]  ABSTAIN

        4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof and as to which the undersigned hereby confers discretionary authority.
                   (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


P       This proxy when properly executed will be voted in a manner directed
R       herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS
0       PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF
X       THE PROXIES ON MATTERS DESCRIBED IN PROPOSAL 4.
Y

        Dated:_________________________ 1997                  _____________________________
              PLEASE MARK/SIGN, DATE                          Signature
              AND RETURN THE PROXY CARD
              PROMPTLY USING THE
              ENCLOSED ENVELOPE.

        PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.           _____________________________
        WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH           Signature if held jointly
        SHOULD SIGN.  WHEN SIGNING AS AN ATTORNEY,
        EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
        PLEASE GIVE FULL TITLE AS SUCH.  IF A CORPORATION,
        PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT
        OR OTHER AUTHORIZED OFFICER.  IF A PARTNERSHIP,
        PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.